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                                                                   EXHIBIT 21.01


                         SUBSIDIARIES OF THE REGISTRANT


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
SUBSIDIARY NAME                                                            STATE/JURISDICTION OF INCORPORATION
---------------                                                            -----------------------------------
Allegiance Corporation                                                                    Delaware

Allegiance Healthcare Corporation                                                         Delaware

Pacific Surgical Innovations, Inc.                                                        California

Surgical Enterprises Corp.                                                                California

Surgical Instrument Repair Service, LLC                                                   Michigan

Procedure-Based Instrument Services, LLC(1)                                               Michigan

Surgical CaRepair, LLC(2)                                                                 Michigan

West Hudson, Inc.                                                                         Nevada

Allegiance Healthcare International, Inc.                                                 Delaware

Allegiance Healthcare Foreign Sales Corporation                                           Barbados

Allegiance Healthcare Canada Inc.                                                         Canada

Source Medical, Inc.(3)                                                                   Canada

Cardinal Health International Ventures, Limited                                           Barbados

Cirmex de Chihuahua S.A. de C.V.                                                          Mexico

Cirpro de Delicias S.A. de C.V.                                                           Mexico

Convertors de Mexico S.A. de C.V.                                                         Mexico

Dutch American Manufacturers (D.A.M.) B.V.                                                Netherlands

Allegiance Healthcare Holding B.V.                                                        Netherlands

Allegiance Healthcare Deutschland GmbH                                                    Germany


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1  25% owned by Allegiance Healthcare Corporation; 75% owned by Surgical
   Instrument Repair Service, LLC.

2 The company is owned 7.25% by Allegiance Healthcare Corporation and 63.75% by Surgical Instrument Repair Service, LLC.

3 Source Medical, Inc. is controlled by Allegiance Healthcare Canada Inc. with 50% of the common shares and 100% of preferred shares (1 share).


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
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SUBSIDIARY NAME                                                            STATE/JURISDICTION OF INCORPORATION
---------------                                                            -----------------------------------
Allegiance Healthcare GmbH                                                                Switzerland

Allegiance International Manufacturing B.V.                                               Netherlands

Allegiance S.L.                                                                           Spain

Allegiance Sante S.A.                                                                     France

International Medical Products Group B.V.                                                 Netherlands

Allegiance Healthcare International GmbH                                                  Austria

Allegiance Healthcare Sdn. Bhd.                                                           Malaysia

Eurovac Limited                                                                           Malta

Productos Urologos de Mexico S.A. de C.V.                                                 Mexico

Quiroproductos de Cuauhtemoc S.A. de C.V.                                                 Mexico

C. International, Inc.                                                                    Ohio

C.H. InnoSol, Inc.                                                                        Ohio

The Enright Group, Inc.                                                                   Virginia

Cardal, Inc.                                                                              Ohio

Cardinal Health Capital Corporation                                                       Ohio

Cardinal Health Holding International, Inc.                                               New Jersey

CAH Holdings I B.V.                                                                       Netherlands

Pharmaceutical Packaging Specialties, Inc.                                                Puerto Rico

Cardinal Health Systems, Inc.                                                             Ohio

Cardinal Southeast, Inc.                                                                  Mississippi

Renlar Systems, Inc.                                                                      Kentucky

Cardinal Syracuse, Inc.                                                                   New York

CORD Logistics, Inc.                                                                      Ohio



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
SUBSIDIARY NAME                                                            STATE/JURISDICTION OF INCORPORATION
---------------                                                            -----------------------------------
Comprehensive Reimbursement Consultants, Inc.                                             Minnesota

James W. Daly, Inc.                                                                       Massachusetts

Leader Drugstores, Inc.                                                                   Delaware

Marmac Distributors, Inc.(4)                                                              Connecticut

Medical Strategies, Inc.                                                                  Massachusetts

Medicine Shoppe International, Inc.                                                       Delaware

Medicine Shoppe Capital Corporation                                                       Nevada

Pharmacy Operations of New York, Inc.                                                     New York

Pharmacy Operations, Inc.                                                                 Delaware

Medicine Shoppe Internet, Inc.                                                            Missouri

Managed Pharmacy Benefits, Inc.                                                           Missouri

Pharmacy Service Corporation                                                              Missouri

MediQual Systems, Inc.                                                                    Delaware

National Pharmpak Services, Inc.                                                          Ohio

National Specialty Services, Inc.                                                         Tennessee

The Heron Corporation                                                                     Ohio

Nexus Healthcare, Inc.                                                                    Ohio

Ohio Valley-Clarksburg, Inc.(5)                                                           Delaware

Owen Healthcare, Inc.(6)                                                                  Texas

PCI Services, Inc.                                                                        Delaware

Packaging Coordinators, Inc.                                                              Pennsylvania

Packaging Coordinators Incorporated, Caribe                                               Delaware


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4  84.50% owned by Cardinal Health, Inc.; 15.50% owned by James W. Daly, Inc.

5 88.59% owned by Cardinal Health, Inc.; 11.41% owned by Williams Drug Distributors, Inc.

6 98.42% owned by Cardinal Health, Inc.; 1.58% owned by Allied Healthcare Services, Inc.

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
SUBSIDIARY NAME                                                            STATE/JURISDICTION OF INCORPORATION
---------------                                                            -----------------------------------
PCI/Delvco, Inc.                                                                          Delaware

PCI/Tri-Line (USA), Inc.                                                                  Delaware

The Tri-Line Co., Inc.                                                                    Delaware

PCI/Allpack Holdings, Inc.                                                                Delaware

PCI Acquisition I, Inc.                                                                   Delaware

PCI Acquisition II, Inc.                                                                  Delaware

Phillipi Holdings, Inc.                                                                   Ohio

Pyxis Corporation                                                                         Delaware

Pyxis Capital Corporation                                                                 Nevada

Pyxis Healthcare Systems, Inc.                                                            Canada

R.P. Scherer Corporation                                                                  Delaware

Cardinal Health Holding Ltd.(7)                                                           United Kingdom

Allegiance Healthcare Ltd.                                                                United Kingdom

PCI Holdings (UK) Co.                                                                     United Kingdom

Unipack, Ltd.                                                                             United Kingdom

R.P. Scherer Holdings Limited                                                             United Kingdom

R. P. Scherer Limited                                                                     United Kingdom

Scherer DDS Limited                                                                       United Kingdom

Cardinal Health GbR(8)                                                                    Germany

Cardinal Health Holdings GmbH                                                             Germany

F&F Holding GmbH                                                                          Germany

R.P. Scherer GmbH & Co. KG(9)                                                             Germany
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7  14.5% owned by PCI Acquisition I, Inc. and PCI Acquisition II, Inc. each; 71%
   by R. P. Scherer Corporation

8  89.5% owned by R. P. Scherer Corporation; 10% owned by PCI Services, Inc.;
   0.5% owned by the Griffin Group.

9  50.094% owned by F & F Holdings GmbH; 0.11% owned by R. P. Scherer
   Verwaltungs GmbH.
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
SUBSIDIARY NAME                                                            STATE/JURISDICTION OF INCORPORATION
---------------                                                            -----------------------------------
Allcaps Weichgelatinkapseln GmbH & Co. KG(10)                                             Germany

Allcaps Weichgelatinkapseln Verwaltungs GmbH                                              Germany

R.P. Scherer Betieligungs GmbH                                                            Germany

R.P. Scherer (Spain) S.A.                                                                 Spain

R.P. Scherer Verwaltungs GmbH(11)                                                         Germany

PCI allpack GmbH(12)                                                                      Germany

Gelatin Products International, Inc.                                                      Delaware

R.P. Scherer Argentina S.A.I.C.(13)                                                       Argentina

Vivax Interamericana S.A.(14)                                                             Argentina

R.P. Scherer Canada Inc.                                                                  Canada

R.P. Scherer do Brasil Encapsulacoes, Ltda.                                               Brazil

R.P. Scherer Egypt(15)                                                                    Egypt

R.P. Scherer (Europe) AG(16)                                                              Switzerland

R.P. Scherer Hardcapsule (West)                                                           Utah

R.P. Scherer Holdings Pty. Ltd.                                                           Australia

R.P. Scherer Pty. Limited                                                                 Australia

R.P. Scherer International (FSC) Limited                                                  Barbados

R.P. Scherer K.K. Limited(17)                                                             Japan

R.P. Scherer Korea Limited(18)                                                            Korea
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10 99.9% owned by R. P. Scherer GmbH & Co. KG; 0.1% owned by Allcaps
   Weichgelatinkapseln Verwaltungs GmbH.

11 51% owned by F&F Holdings GmbH.

12 90% owned by Cardinal Health Holdings GmbH; 10% owned by PCI Services, Inc.

13 99.91% owned by R.P. Scherer Corporation.

14 98.125% owned by R.P. Scherer Argentina S.A.I.C.; 1.875% owned by R.P.
   Scherer Corporation.

15 R.P. Scherer Corporation has a 10% ownership interest.

16 75% owned by R. P. Scherer Corporation; 25% owned by F & F Holdings GmbH.

17 R.P. Scherer Corporation has a 60% ownership interest.

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
SUBSIDIARY NAME                                                            STATE/JURISDICTION OF INCORPORATION
---------------                                                            -----------------------------------
R.P. Scherer Inc.                                                                         New Jersey

R.P. Scherer S.A.(19)                                                                     France

R.P. Scherer S.p.A.(20)                                                                   Italy

RPS Technical Services, Inc.(21)                                                          Delaware

R.P. Scherer DDS B.V.                                                                     Netherlands

Scherer Production S.A.                                                                   France

The LVC Corporation                                                                       Missouri

RedKey, Inc.                                                                              Ohio

The Griffin Group, Inc.                                                                   Nevada

Allied Healthcare Services, Inc.                                                          Nevada

American Medical Insurance Billing Services, Inc.                                         Georgia

Axiom Healthcare Services Pty. Ltd.(22)                                                   Australia

Brighton Capital, Inc.                                                                    Nevada

Redwing Data Corporation                                                                  Nevada

Cardinal West, Inc.                                                                       Nevada

Cascade Development, Inc.                                                                 Nevada

CDI Investments, Inc.                                                                     Delaware

Griffin Capital Corporation                                                               Nevada

Meditrol, Inc.                                                                            Nevada

Meditrol Automation Systems, Inc.                                                         Texas
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18 R.P. Scherer Corporation has a 50% ownership interest.

19 50% owned by R. P. Scherer Corporation; 40% owned by R. P. Scherer GmbH; 5% owned by F & F Holdings GmbH; 5% owned by individuals.

20 90% owned by R. P. Scherer Corporation; 10% owned by R. P. Scherer GmbH.

21 60% owned by R. P. Scherer Corporation; 40% owned by R. P. Scherer Canada
   Inc.

22 An Australian joint venture in which The Griffin Group, Inc. has a 50% ownership interest.

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
SUBSIDIARY NAME                                                            STATE/JURISDICTION OF INCORPORATION
---------------                                                            -----------------------------------
Cardinal Health International Ventures, Limited                                           Bermuda

Pinnacle Intellectual Property Services, Inc.                                             Nevada

Pinnacle Intellectual Property Services International, Inc.                               Nevada

ScriptLINE, Inc.                                                                          Nevada

Whitmire Distribution Corporation                                                         Delaware

Williams Drug Distributors, Inc.                                                          Delaware